Exhibit 10.30

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of June 24, 2013, by and between SHP III ARBOR ASHEVILLE, LLC, a Delaware limited liability company, SHP III ARBOR ATHENS, LLC, a Delaware limited liability company, SHP III ARBOR CASCADE, LLC, a Delaware limited liability company, SHP III ARBOR DECATUR, LLC, a Delaware limited liability company, SHP III ARBOR KNOXVILLE, LLC, a Delaware limited liability company, SHP III BARRINGTON TERRACE, LLC, a Delaware limited liability company, SHP III HERON FORT MYERS, LLC, a Delaware limited liability company, SHP III HERON NAPLES, LLC, a Delaware limited liability company, and SHP III LAWRENCEVILLE, LLC, a Delaware limited liability company (each of the foregoing entities being sometimes referred to individually and sometimes collectively as “Seller”), and AMERICAN REALTY CAPITAL V, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated May 24, 2013, (the “Agreement”), and Seller and Buyer desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1.	Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Extension of Due Diligence Period. The definition of “Due Diligence Period” shall be revised to provide for expiration of the Due Diligence Period for all purposes under the Agreement on July 2, 2013.

3.	Agreement Remains In Effect. The Agreement, as modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

4.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows.]

IN WITNESS WHEREOF, each party hereto has caused this FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT to be duly executed on its behalf on the day and year first above written.

SELLER:

SHP III/ARBOR ASHEVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:  /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III/ARBOR ATHENS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR CASCADE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III/ARBOR DECATUR LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR KNOXVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III BARRINGTON TERRACE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III HERON FORT MYERS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III HERON NAPLES, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III LAWRENCEVILLE LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

BUYER:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

/s/ Edward M. Weil, Jr.
By: Edward M. Weil, Jr.
Title:    President

Date:      June 24, 2013

SCHEDULE 2

PROPERTY REPAIRS

Applicable Facility            Description of Repair        Estimated Cost

Barrington Terrace of Naples        Restriping of two (2) parking        $250
spaces to conform to zoning

Arbor Terrace at Cascade        Exterior cleaning and spot        $17,808
painting

Arbor Terrace of Knoxville        Repair of water damage from        $500
sink overflow in Unit 109

Barrington Terrace of Fort Myers    Repair trip hazard and minor        $754
interior repairs